SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
[x] Definitive Proxy Statement                   Commission Only (as Permitted
[ ] Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                      WORLDTALK COMMUNICATIONS CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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                                [Worldtalk Logo]

                      WORLDTALK COMMUNICATIONS CORPORATION
                            5155 Old Ironsides Drive
                          Santa Clara, California 95054


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To Our Stockholders:

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Worldtalk Communications Corporation ("Worldtalk") will be held at our headquarters located at 5155 Old Ironsides Drive, Santa Clara, California on Wednesday, November 17, 1999 at 9:00 a.m. Pacific Standard Time for the following purposes:

         1.       To approve an amendment to Worldtalk's  1996 Equity  Incentive
                  Plan to:

                      o increase the number of shares reserved under the plan by 2,500,000 shares; and

                      o provide for an automatic increase in the number of shares reserved under the plan on July 1, 2000 and each anniversary thereafter, of 3% of the total shares of Worldtalk outstanding as of the immediately preceding June 30, unless the board of directors of Worldtalk determines prior to the increase to reduce or eliminate the increase in any particular year.

         2. To approve an increase in the number of authorized shares of common stock from 25,000,000 to 50,000,000.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice.

         Only stockholders of record at the close of business on October 22, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. If the record holder of your shares is a broker, bank or other nominee, please follow the instructions for voting that are given to you by such person or entity.


                                       By Order of the Board of Directors


                                       /s/ James Heisch
                                       -----------------------------------------
                                       James Heisch
                                       President and Chief Financial Officer

Santa Clara, California
November 2, 1999

                      WORLDTALK COMMUNICATIONS CORPORATION
                            5155 Old Ironsides Drive
                          Santa Clara, California 95054

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                November 2, 1999


         The accompanying proxy is solicited on behalf of the board of directors of Worldtalk Communications Corporation, a Delaware corporation, for use at our special meeting of stockholders to be held at our headquarters located at 5155 Old Ironsides Drive, Santa Clara, California on Wednesday, November 17, 1999 at 9:00 a.m. Pacific Standard Time. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about November 3, 1999.

Record Date; Quorum

         Only holders of record of our common stock at the close of business on the record date of October 22, 1999 will be entitled to vote at the meeting. A majority of the shares outstanding on the record date will constitute a quorum for the transaction of business.

Outstanding Shares

         At the close of business on the record date, we had 14,397,106 shares of common stock outstanding and entitled to vote which were held of record by approximately 104 stockholders, although we have been informed that there are approximately 2,090 beneficial owners of our common stock.

Voting Rights; Required Vote

         Holders of our common stock are entitled to one vote for each share held as of the record date. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining whether or not a quorum is present at the meeting.

         Approval of proposal 1 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and voted for or against the proposal. Abstentions and broker non-votes will not affect the outcome of the vote with respect to proposal 1.

         Approval of proposal 2 requires the affirmative vote of a majority of the outstanding shares of common stock. With respect only to proposal 2, broker non-votes will have the same effect as a vote against proposal 2.

Voting of Proxies

         The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the meeting. Stockholders are requested to complete, date and sign the accompanying proxy and promptly return it in the enclosed envelope or otherwise mail it to Worldtalk. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions. However, signed proxies that are returned without instructions as to how they should be voted on a particular proposal at the meeting will be counted as votes in favor of the proposal set forth in the accompanying notice of meeting and this proxy statement. We are not aware of any other matters to be brought before the meeting. However, as to any business that may properly come before the meeting, we intend that proxies in the form enclosed will be voted in accordance with the judgment of the persons holding such proxies.

         In the event that sufficient votes in favor of any proposal properly brought before the meeting are not received by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

         We will pay the expenses of soliciting proxies to be voted at the meeting. Following the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Revocability of Proxies

         Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the meeting or at the meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is present at the meeting or by attendance at the meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares and that such broker, bank or other nominee is not voting such shares.


          PROPOSAL NO. 1 -- AMENDMENT TO OUR 1996 EQUITY INCENTIVE PLAN

         In July 1999, the board adopted, subject to stockholder approval, an amendment to our 1996 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares, and to provide for an automatic increase in the shares reserved under the plan on July 1, 2000 and each anniversary thereafter, of 3% of the total shares outstanding as of the immediately preceding June 30, unless our board of directors determines prior to the increase to reduce or eliminate the increase in any particular year. We are asking our stockholders to approve such amendment.

         The purpose of this amendment is to secure sufficient additional shares under the plan so that we are able to maintain a competitive equity compensation program. Our board believes that the increase in the number of shares reserved for issuance under this plan and the automatic annual increase is in Worldtalk's best interests because of our continuing need to attract and retain quality employees and thereby remain competitive in our industry. Granting equity incentives under the plan plays an important role in our efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in our industry is intense and the use of significant stock options to retain and motivate such personnel is pervasive in the high technology industries. Our board believes that the additional reservation of shares with respect to which equity incentives may be granted will provide us with adequate flexibility to ensure that we can continue to meet those goals and facilitate the expansion of our employee base.

         Below is a summary of the principal provisions of our 1996 Equity Incentive Plan. This summary is not necessarily complete and is qualified in its entirety by reference to the full text of the plan.


                      Summary of 1996 Equity Incentive Plan

Plan history

         In February 1996, the board adopted, subject to stockholders approval, our 1996 Equity Incentive Plan and reserved 1,000,000 shares of common stock for issuance under the plan. The equity incentive plan was amended by the board and stockholders in June 1997 and June 1998 to increase the number of shares available for grant to a total of 2,750,000 shares. The purpose of the plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success by offering them an opportunity to participate in our future performance through awards of stock options, restricted stock and stock bonuses.

         As of September 30, 1999, options to purchase an aggregate of 2,539,341 shares of common stock were outstanding under the plan, with exercise prices ranging from $2.25 to $4.25 per share, and an additional 45,280

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


shares were available for grant, prior to taking into account the proposed increase. As of September 30, 1999, options to purchase a total of 4,005,509 shares have been granted to all employees as a group, including all current officers who are non-executive officers, of which options to purchase 2,188,789 shares were canceled. As of September 30, 1999, our current executive officers as a group, consisting of five persons, have been granted options under the plan to purchase an aggregate of 888,000 shares. Options were granted under the plan to the named executive officers, as defined in "Executive Compensation," in the following amounts: Robert Dickinson - 90,000 shares; Bernard Harguindeguy - 606,333 shares; Joseph Longo - 165,171 shares; and John Weald - 45,000 shares. In addition, the following executive officers received more than 5% of the options granted under the plan: James Heisch - 375,000 shares and Colin Crosby - 178,000 shares.

Shares

         The stock subject to issuance under the plan consists of shares of our authorized but unissued common stock. The number of shares of common stock currently reserved for issuance under the plan is 2,750,000 shares. Shares subject to options granted pursuant to the plan that expire or are terminated for any reason without being exercised, shares subject to awards granted pursuant to the plan that are forfeited or are repurchased by Worldtalk at the original issue price, and shares subject to awards granted pursuant to the plan that otherwise terminate without shares being issued will again become available for grant and issuance pursuant to new awards under the plan. The number of shares reserved under the plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. Proposal 1 seeks to increase the number of shares of common stock reserved under the plan by 2,500,000 shares, to a total of 5,250,000 shares, and to provide for an automatic increase in the number of shares reserved under the plan on July 1, 2000 and on each anniversary thereafter, of 3% of the total shares outstanding as of the immediately preceding June 30, unless our board of directors determines prior to the increase to reduce or eliminate the increase in any particular year.

Eligibility

         Employees, officers, directors, consultants, independent contractors and advisors of Worldtalk are eligible to receive awards under the plan. No person will be eligible to receive more than 500,000 shares in any calendar year pursuant to awards granted under the plan. Notwithstanding the foregoing, a new employee is eligible to receive up to a maximum of 750,000 shares pursuant to the plan in the calendar year in which he or she commences employment. As of September 30, 1999, approximately 80 persons were in the class of persons eligible to participate in the plan, 165,379 shares had been issued upon exercise of options and 2,539,341 shares were subject to outstanding options. As of that date, 45,280 shares were available for future grant, not including the proposed amendment to the plan. If the proposed amendment had been approved by the stockholders as of such date, there would have been 2,545,280 shares available for future issuance under the plan. The closing price of our common stock on the Nasdaq National Market was $5.00 per share as of October 21, 1999, the last trading day before the record date for the special stockholder's meeting.

Administration

         The plan is administered by the compensation committee, the members of which are appointed by our board of directors. The compensation committee currently consists of David J. Cowan and Anthony Sun, both of whom are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act, and outside directors, as defined pursuant to Section 162(m) of the Internal Revenue Code.

         Subject to the terms of the plan, the compensation committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The compensation committee also has the authority to construe and interpret any of the provisions of the plan or any awards granted under the plan.

Stock options

         The plan permits the granting of options that are intended to qualify either as incentive stock options, known as ISOs, or non-qualified stock options, known as NQSOs. ISOs may be granted only to employees, including officers and directors who are also employees, of Worldtalk. The option exercise price for each ISO share must be no less than 100% of the fair market value, as defined in the plan, of a share of our common stock at the time the ISO is granted. The per share exercise price of an ISO granted to a 10% stockholder must be no less than

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


110% of the fair market value of a share of our common stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of common stock at the time of grant. We have not granted options under the plan at less than fair market value and do not intend to do so in the foreseeable future.

         The exercise price of options granted under the plan may be paid as approved by the compensation committee at the time of grant:

         o        in cash (by check);

         o        by   cancellation   of   indebtedness   of  Worldtalk  to  the
                  participant;

         o by surrender of shares of our common stock owned by the participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option;

         o        by tender of a full recourse promissory note;

         o by waiver of compensation due to or accrued by the participant for services rendered;

         o        by a  same-day  sale  commitment  from the  participant  and a
                  National  Association  of  Securities  Dealers,   Inc.  (NASD)
                  broker;

         o        by a margin commitment from the participant and a NASD broker;
                  or

         o        by any combination of the foregoing.

Restricted stock awards

         The compensation committee may grant participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the plan, under such terms, conditions and restrictions as the compensation committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of our common stock on the date of the award, or in the case of an award granted to a 10% stockholder, the purchase price must be 100% of fair market value, and can be paid for in any of the first five forms of consideration listed above, as approved by the compensation committee at the time of grant. We have not granted any restricted stock awards under the plan to date, and we do not intend to do so in the foreseeable future.

Stock bonuses

         The compensation committee may grant participants stock bonuses either in addition to or in tandem with other awards under the plan, under such terms, conditions and restrictions as the compensation committee may determine. We have not granted any stock bonuses under the plan to date, and we do not intend to grant stock bonuses from shares now reserved or now proposed to be reserved under the plan.

Mergers, consolidations, change of control

         In the event of a merger, consolidation, dissolution or liquidation of Worldtalk, the sale of substantially all of its assets, or any other similar corporate transaction, the successor corporation may assume awards under the plan, substitute equivalent awards in exchange for those granted under the plan, or provide consideration substantially similar to that which is provided to our stockholders in such transaction. In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the board of directors determines. In addition, each outstanding award shall immediately accelerate and awards granted before October 18, 1996 shall become exercisable in full while awards granted on or after October 18, 1996 that are not totally vested shall become exercisable as to the number of shares that is equal to the number of shares vested at the time of the closing of the corporate transaction, plus the number of shares that would have vested had the award been held for the year after the closing of that corporate transaction.

Amendment or termination of the plan

         The board may at any time terminate or amend the plan, including amending any form of award agreement or instrument to be executed pursuant to the plan. However, the board may not amend the plan in any manner that

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


requires stockholder approval pursuant to the Internal Revenue Code or its regulations, or pursuant to the Exchange Act or Rule 16b-3 promulgated under the Exchange Act.

Term of the plan

         Unless terminated earlier as provided in the plan, the plan will expire in February 2006, ten years from the date it was adopted by the board.

Federal income tax information

         The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the company and participants under the plan. Federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.

         Incentive stock options. A participant will recognize no income upon grant of an ISO and incur no tax on its exercise, unless the participant is subject to the alternative minimum tax, referred to as AMT. If the participant holds shares acquired upon exercise of an ISO, or the ISO shares, for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss, rather than ordinary income or loss, upon disposition of the ISO shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO shares.

         If the participant disposes of ISO shares prior to the expiration of either required holding period, known as a disqualifying disposition, the gain realized upon such disposition, up to the difference between the fair market value of the ISO shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO shares were held by the participant.

         Alternative minimum tax. The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT, imposed to the extent it exceeds the taxpayer's regular tax, is 26% of the portion of an individual taxpayer's alternative minimum taxable income that would otherwise be taxable as ordinary income, and 28% in the case of alternative minimum taxable income in excess of $175,000. A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, including the difference between the fair market value of the ISO shares on the date of exercise and the exercise price, and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO shares. Also, upon a sale of ISO shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO shares at exercise over the amount paid for the ISO shares.

         Non-qualified stock options. A participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price. The included amount must be treated as ordinary income by the participant and may be subject to withholding by Worldtalk, either by payment in cash or withholding out of the participant's salary. Upon resale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Restricted stock awards and stock bonuses. Restricted stock and stock bonuses will generally be subject to tax at the time of receipt, unless there are restrictions that enable the participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         Maximum tax rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than twelve months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

         Tax treatment of Worldtalk. We generally will be entitled to a deduction in connection with the exercise of an NQSO by a participant or the receipt of restricted stock or stock bonuses by a participant to the extent that the participant recognizes ordinary income and we withhold tax. We will be entitled to a deduction in connection with the disposition of ISO shares only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the ISO shares.

         ERISA. The plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

         The board recommends a vote for the proposed amendment to our 1996 Equity Incentive Plan.


                                NEW PLAN BENEFITS

         The amounts of future option grants under our 1996 Equity Incentive Plan to our chief executive officer, our other four most highly compensated executive officers who were serving as executive officers at the end of 1998, all of our current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all officers who are not executive officers, as a group, are not determinable because under the terms of the equity incentive plan such grants are made in the discretion of the compensation committee or its designees. Future option exercise prices under the equity incentive plan are not determinable because they are based upon the fair market value of our common stock on the date of grant.

          PROPOSAL NO. 2 -- INCREASE IN THE NUMBER OF AUTHORIZED SHARES

         We are asking stockholders to approve the increase in the number of authorized shares of our common stock from 25,000,000 to 50,000,000. Our articles of incorporation currently authorize us to issue up to 25,000,000 shares of common stock.

         The board has no immediate plans to issue a significant number of additional shares of common stock. However, a larger number of authorized shares of common stock will provide us certainty and flexibility to undertake various types of transactions, including stock splits, financings, acquisitions, increases in the shares reserved for issuance pursuant to stock incentive plans, or other corporate transactions not yet determined. Therefore, our board of directors is proposing to increase the number of shares of common stock reserved for future issuance to 50,000,000.

         Reasons for the increase

         In order for the board to be able to respond to future circumstances with necessary certainty and flexibility, we must have a sufficient number of authorized shares to cover any stock dividends or other transactions. For example, the number of shares currently authorized would not be sufficient to approve a two-for-one stock split in the form of a 100% stock dividend without first obtaining stockholder approval. Under the proposed certificate of incorporation, the additional shares of common stock would be available for issuance without further stockholder action, unless stockholder action is otherwise required by Delaware law or the rules of the Nasdaq National Market. We are is not currently contemplating any stock split or stock dividend or for any stock split or dividend to occur in the future. Furthermore, the increase in the authorized number of shares of common stock will provide us with additional flexibility with regard to any future acquisitions. If the proposal to increase the number of shares reserved for issuance under the equity incentive plan is approved, we will also need additional shares of common stock to issue when additional stock options are exercised. In the future, we may also seek to issue securities in connection with strategic business relationships, which could be impractical to complete if we would be required to seek stockholder approval.


                  Our board of directors unanimously recommends voting for the amendment of the certificate of incorporation increasing the authorized number of shares of common stock to 50,000,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of September 30, 1999, known to Worldtalk with respect to the beneficial ownership of our common stock by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table below; and (iv) all current directors and executive officers as a group.

         Applicable  percentage  ownership  in the  following  table is based on
14,378,825  shares of common stock  outstanding  as of September  30, 1999.  The
table  treats  as  outstanding,   for  purposes  of  calculating  each  specific
stockholder's  percent  ownership,  all warrants held by the  stockholder  as of
September 30, 1999 and all options held by the stockholder  that are exercisable within 60 days after September 30, 1999.  Unless otherwise  indicated below, the persons and  entities  named in the table have sole  voting and sole  investment power with  respect  to all  shares  beneficially  owned,  subject to  community property laws where applicable.

                                                                                                                        Percent of
                                                                                            Amount and Nature of       Outstanding
           Name of Beneficial Owner                                                         Beneficial Ownership       Common Stock
           ------------------------                                                         --------------------       ------------
Paul Hilal(1) ......................................................................               4,650,000               29.2%
     Hilal Capital Partners LLC
     c/o Hilal Capital Management LLC
     60 East 42nd Street, Suite 1946
     New York, NY 10165

David J. Cowan(2) ..................................................................               1,568,977               10.9
     Bessemer Venture Partners III L.P.
     1025 Old Country Road, Suite 205
     Westbury, NY 11590

Anthony Sun(3) .....................................................................               1,276,334                8.9
     Venrock Associates
     30 Rockefeller Plaza, Rm. 5508
     New York, NY 10112

Wade Woodson(4) ....................................................................                 757,333                5.3
     Sigma Partners
     2884 Sand Hill Road, Suite 121
     Menlo Park, CA 94025

Robert D. Dickinson III(5) .........................................................                 208,995                1.5

Bernard Harguindeguy(6) ............................................................                 225,000                1.5

Joseph Longo(7) ....................................................................                  66,108                 *

Max D. Hopper(8) ...................................................................                  56,250                 *

Simon Khalaf(9) ....................................................................                  45,752                 *

John G. Weald(10) ..................................................................                  25,000                 *

All officers and directors as a group (10 persons)(11) .............................               8,664,009               53.7%

---------------
*    Less than 1%

(1) Represents 1,194,667 shares of common stock held by Hilal Capital Associates LLC, 662,833 shares held by Highbridge International, 619,167 shares held by Hilal Capital International, Ltd., 459,667 shares held by Hilal Capital QP, L.P. and 180,333 shares held by Hilal Capital, L.P. This number also includes 597,333 shares of common stock issuable upon exercise of a warrant held by Hilal Capital Associates LLC, 323,167 shares of common stock issuable upon exercise of a warrant held by Highbridge International, 301,333 shares of common stock issuable upon exercise of a warrant held by Hilal Capital International, Ltd., 223,833 shares of common stock issuable upon exercise of a warrant held by Hilal

                                       8



     Capital QP, L.P. and 87,667 shares of common stock issuable upon exercise of a warrant held by Hilal Capital, L.P. Mr. Paul Hilal, a member of our board and the Chairman of the Board of Worldtalk, is a non-managing member of Hilal Capital Partners LLC, which is the general partner of Hilal Capital Associates LLC, Hilal Capital QP, L.P. and Hilal Capital, L.P. Peter K. Hilal, M.D., the brother of Paul Hilal, is the managing member of Hilal Capital Partners LLC. Hilal Capital Management LLC is the investment manager for Highbridge International, Ltd. and Hilal Capital International, Ltd. Peter K. Hilal, M.D. is the managing member of Hilal Capital Management LLC. Paul Hilal does not hold voting or dispositive control over any shares or warrants owned of record by Hilal Capital Associates LLC, Highbridge International, Hilal Capital International, Ltd., Hilal Capital QP, L.P. or Hilal Capital, L.P. Paul Hilal disclaims beneficial ownership of all of these shares and warrants.

(2) Mr. Cowan is a director of Worldtalk and a general partner of Deer III & Co. L.P. ("Deer"), the general partner of Bessemer Venture Partners III, L.P. ("BVP III"). The share number includes 1,305 shares held of record by Mr. Cowan; 12,500 shares subject to options exercisable within 60 days after September 30, 1999; 1,528,929 shares held of record by BVP III; 22,868 shares held of record by the general partners of Deer; and 3,375 shares over which BVP III exercises voting control, held of record by individuals, each of whom is a present or former employee or consultant to Bessemer Securities Corporation, the sole owner of the limited partner of BVP III. Deer is a general partnership whose voting partners are Robert H. Buescher, David J. Cowan, G. Felda Hardymon and Christopher F.O. Gabrieli. BVP III disclaims beneficial ownership of securities held by the general partners of Deer and the general partners disclaim beneficial ownership of securities held by BVP III, except to the extent of their individual partnership interest.

(3) Represents 12,500 shares of common stock subject to options exercisable within 60 days of September 30, 1999; 872,599 shares held of record by Venrock Associates; and 391,235 shares held of record by Venrock Associates II, L.P. Each fund disclaims beneficial ownership of the shares held by the other. Mr. Sun is a director of Worldtalk and a general partner of Venrock Associates and Venrock Associates II, L.P.

(4) Mr. Woodson is a director of Worldtalk and a general partner of Sigma Partners II, L.P. and Sigma Associates II, L.P. The share number represents 24,098 shares held by Mr. Woodson; 12,500 shares of common stock subject to options exercisable within 60 days of September 30, 1999; 670,458 shares held by Sigma Partners II, L.P.; and 50,277 shares held by Sigma Associates II, L.P. Each fund disclaims beneficial ownership of the shares held by the other.

(5) Includes 30,937 shares subject to options exercisable within 60 days after September 30, 1999. Mr. Dickinson is Worldtalk's Chief Technical Officer.

(6) Represents shares subject to options exercisable within 60 days after September 30, 1999. Mr. Harguindeguy is Worldtalk's former President and Chief Executive Officer.

(7) Represents shares subject to options exercisable within 60 days after September 30, 1999. Mr. Longo is Worldtalk's former Vice President, Consulting and Customer Services.

(8)  Mr. Hopper is a director of Worldtalk.

(9)  Mr. Khalaf is Worldtalk's former Vice President, Marketing.

(10) Mr. Weald is Worldtalk's former Vice President, Engineering - Santa Clara.

(11) Includes warrants to purchase 1,583,333 shares listed in footnote (1) and 213,561 shares subject to options exercisable within 60 days after September 30, 1999, including those set forth in footnotes (2) - (5) and
     (8) above.

                              DIRECTOR COMPENSATION

         Worldtalk reimburses the members of the board for reasonable expenses associated with their attendance at board meetings. All members of the board who are not also employees or consultants of Worldtalk, or of an affiliate of Worldtalk, are eligible to receive options under Worldtalk's 1996 Directors Stock Option Plan. In June 1998, each of Messrs. Hopper, Cowan, Sun and Woodson received a stock option pursuant to the directors stock option plan to purchase 5,000 shares of our common stock at a price of $5.00 per share. These options vest with respect to 25% of the shares subject thereto on the fifth day after each annual stockholders meeting of Worldtalk to be held in each of the four calendar years after the date of grant, so long as the director continuously remains a member of the board through the date of vesting. In December 1998, Worldtalk repriced certain stock options that had previously been granted to employees and directors. This repricing affected outstanding options to purchase 15,000 shares granted to each of Messrs. Cowan, Sun and Woodson in 1996. In connection with the repricing, the exercise price of these options was reduced from $8.00 per share to $3.50 per share.


                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Worldtalk during each of 1996, 1997 and 1998 to Worldtalk's chief executive officer and the four other most highly compensated executive officers who were serving as executive officers at the end of 1998, which we refer to as the named executive officers. This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. We do not grant stock appreciation rights and has no long-term compensation benefits other than stock options.

                                                     Summary Compensation Table

                                                                                                  Long-Term
                                                                                                 Compensation
                                                                    Annual Compensation             Awards
                                                           -------------------------------------------------
                                                                                                   Securities
                                               Fiscal                                Other Annual   Underlying         All Other
Name and Principal Position                     Year       Salary         Bonus     Compensation(2)  Options       Compensation (2)
---------------------------                     ----       ------         -----     ---------------  -------       ----------------
Robert D. Dickinson III                         1998       135,000        46,666          --            --                227
   Chief Technical Officer                      1997       114,167          --            --          45,000(3)          --
                                                1996       100,000          --            --          45,000             --

Bernard Harguindeguy                            1998      $210,000      $ 80,000          --         175,000(4)      $    700
   Former President and Chief                   1997       173,103        70,000          --         475,000(5)           205
   Executive Officer                            1996          --          25,000          --            --               --

Simon Khalaf                                    1998       140,000        37,500          --          75,625(6)           247
   Former Vice President, Marketing             1997       134,792        30,000          --          76,875(7)           119
                                                1996       106,674        20,000          --          27,500               62

Joseph Longo                                    1998       130,000        31,000         2,480        75,000              765
   Former Vice President, Consulting            1997       115,000          --           1,725        40,000             --
   and Customer Services                        1996       103,276          --           1,545                           --

John G. Weald                                   1998       136,962        26,666          --          25,000              505
   Former Vice President,                       1997       128,471        19,000          --          20,000              217
   Engineering - Santa Clara                    1996       110,000        12,000          --            --                 79

------------
(1) Bonuses are paid at the discretion of the compensation committee based on the achievement of certain objectives.
(2)  Includes excess group term life insurance premiums.
(3) Represents shares subject to previously granted options that were repriced in April 1997.
(4) Includes 75,000 shares subject to previously granted options that were repriced in December 1998.
(5) Includes 175,000 shares subject to previously granted options that were repriced in April 1997.
(6) Includes 625 shares subject to previously granted options that were repriced in December 1998.
(7) Includes 26,875 shares subject to previously granted options that were repriced in April 1997.

         The following table sets forth further information regarding option grants pursuant to our 1996 Equity Incentive Plan during 1998 to each of the named executive officers. In accordance with the rules of the Securities and Exchange Commission, the SEC, the table sets forth the hypothetical gains, or option spreads, that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.
                                                        Option Grants in 1998

                                                                                                         Potential Realizable
                                      Number of        Percentage of                                   Value at Assumed Annual
                                     Securities        Total Options                                    Rates of Stock Price
                                     Underlying         Granted to                                   Appreciation for Option Term(2)
                                      Options          Employees in   Exercise Price   Expiration    -------------------------------
         Name                        Granted (1)        Fiscal 1998     Per Share         Date             5%             10%
         ----                        -----------        -----------     ---------         ----            ---             ---
Robert D. Dickinson, III ...........     --                --              --              --              --              --

Bernard Harguindeguy ...............  100,000              8.8%          $ 3.00          4/17/08        $188,666        $477,121
                                       75,000(3)           6.6             3.50          9/19/07         144,722         356,460
Simon Khalaf .......................   75,000              6.6             3.00          4/17/08         141,500         358,591
                                          625(3)           0.1             3.50          2/7/06            1,044           2,501
Joseph Longo .......................   60,000              5.3             2.3125       10/28/08          99,475         240,548
                                       15,000              1.3             3.00          4/17/08          28,300          71,718
John Weald .........................   25,000              2.2             3.00          3/30/99           3,750           7,500

--------------
(1) The incentive stock options shown in the table were granted at fair market value and typically become exercisable with respect to 12.5% of the shares on the six-month anniversary of the grant and with respect to an additional 6.25% of the shares every three months that the optionee renders services to Worldtalk thereafter. The options shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future common stock prices.

(3) Represents the number of shares subject to previously granted options that were repriced in December 1998.

         The following table sets forth certain information concerning the exercise of options by each of the named executive officers during fiscal 1998, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1998. Also reported are values of in-the-money options that represent the positive spread between the respective exercise prices of outstanding stock options and $3.8125 per share, which was the closing price of Worldtalk's common stock as reported on the Nasdaq National
Market on December 31, 1998.

                                Aggregate Option Exercises in Fiscal 1998 and Fiscal Year-End Values

                                                                             Number of Securities         Value of Unexercised
                                                                            Underlying Unexercised      In-the-Money Options at
                                                                          Options at Fiscal Year-End       Fiscal Year-End (2)
                                                                          ---------------------------   ---------------------------
                                             Shares
                                           Acquired on         Value
           Name                              Exercise        Realized (1)  Exercisable  Unexercisable   Exercisable   Unexercisable
           ----                              --------        ------------  -----------  -------------   -----------   -------------
Robert D. Dickinson, III ...............        --               --           19,687         25,313       $  1,230       $  1,682

Bernard Harguindeguy ...................        --               --          135,937        264,063         23,728         95,016

Simon Khalaf ...........................      10,550       $   30,858.75      88,081        100,246        130,112         63,742

Joseph Longo ...........................       5,000           12,500.00      38,283        106,888         86,420        131,255

John Weald .............................        --               --           56,977           --          143,702           --

-------------------
(1) Value Realized represents the fair market value of the shares of common stock underlying the option on the date of exercise less the aggregate exercise price of the option.

                                       11



(2) These values, unlike the amounts set forth in the column entitled Value Realized, have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's common stock on December 31, 1998, the last day of trading for the fiscal year.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee consists of Messrs. Cowan and Sun, neither of whom has any interlocking relationships as defined by the SEC.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From January 1, 1998 to the present, there has not been, nor is there currently proposed, any transactions or series of similar transactions to which we were, or will be, a party in which the amount involved exceeds $60,000 and in which any of our executive officers, directors, 5% beneficial owners of our common stock or member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than normal compensation arrangements which we described under "Executive Compensation" above.

Employment Agreements

     Worldtalk has entered into an employment agreement with Robert Dickinson who is our Chief Technical Officer. This employment agreement provides, among other things, that upon some corporate transactions, including changes in control, either all shares of stock and options held by Mr. Dickinson will be assumed, converted, substituted or replaced by the successor company or the successor company may provide substantially similar consideration to Mr. Dickinson as was provided to stockholders or option holders generally with respect to any stock or options held Mr. Dickinson. In case of a sale of Worldtalk, the successor company may not terminate Mr. Dickinson's employment prior to the first anniversary of the sale of Worldtalk, except for cause, without giving written notice. During the notice period, which must continue until the first anniversary of the sale of Worldtalk, Mr. Dickinson will continue to collect salary and bonus at then-current levels regardless of whether his services are actually required by Worldtalk or its successor. All employee benefits will continue and Mr. Dickinson's options and shares of stock will continue to vest during the period of notice, provided that he was not terminated for cause. Upon Worldtalk's request made during the twelve-month period following the first anniversary of the sale, Mr. Dickinson must also provide certain consulting services, paid at an hourly rate for services actually performed. During this period, provided Mr. Dickinson's consulting arrangement is not terminated for cause, his options and shares will continue to vest.

     Worldtalk also entered into an employment agreement with James Heisch, our President and Chief Financial Officer. This employment agreement provides, among other things, that upon specified corporate transactions, including changes of control, occurring within two years after June 4, 1999, the vesting of Mr. Heisch's options shall accelerate and be exercisable as to the number of shares that are vested on the date of termination, plus a number of shares equal to one-half of all shares that remain unvested on the date of the closing of the specific corporate transaction. In addition, any shares that are subject to a right of repurchase in favor of Worldtalk shall be released from this right of repurchase, as to all shares that are vested on the date of termination, plus one-half of all shares that remain unvested on the date of the closing of the specific corporate transaction.

Financing

         On July 7, 1999, we entered into an agreement for the sale of shares of common stock and warrants for the purchase of common stock to affiliates of Hilal Capital Management LLC and others. Under the agreement, the shares and the warrants were placed in escrow until conditions were satisfied, which occurred on July 19, 1999. On that date, a total of 3,333,334 shares at a price of $3.00 per share, and warrants to purchase up to 1,666,667 additional shares of common stock, at an exercise price of $7.00 per share, were delivered to the investors. A total of $10,000,000 was raised as a result of the sale of the shares and the warrants. The investors were provided with registration rights relating to the shares and the warrant shares and Worldtalk has filed a Registration Statement on Form S-3 relating to the resale of these shares. Each investor was also granted the right to participate in any new financing of Worldtalk to the extent of the investor's percentage ownership.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at our 2000 annual meeting of stockholders must be received by us at our principal executive offices no later than December 29, 1999 in order to be included in our proxy statement and form of proxy relating to that meeting.


                                 OTHER BUSINESS

     Our board does not currently intend to bring any other business before the meeting, and, so far as we know, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF THE RECORD HOLDER OF YOUR SHARES IS A BROKER, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS FOR VOTING THAT ARE GIVEN TO YOU BY SUCH PERSON OR ENTITY.

                                                                      Appendix A

                              WORLDTALK CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                         As adopted on February 7, 1996
                      and Amended Through November 17, 1999

         1. PURPOSE. The purpose of this Plan, as amended herein (the "Plan"), is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2. SHARES SUBJECT TO THE PLAN.

                  2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,250,000* Shares as of July 20, 1999. In addition, on July 1, 2000 and each anniversary thereafter, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to three percent (3%) of the total outstanding shares of the Company as of the immediately preceding June 30, unless the Board determines prior to such increase of Shares that all or a part of the increase shall not occur for such year. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with Awards under this Plan granted after such cessation, forfeiture, repurchase or termination. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

                  2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees but are not members of the Compensation Committee of the Board) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company but are not members of the Compensation Committee of the Board) who are eligible to receive up to a

--------------------------

* Reflects (a) amendment adopted on June 12, 1997 to increase the number of Shares reserved from 1,000,000 to 1,750,000; (b) amendment adopted on June 12, 1998 to increase the number of Shares reserved to 2,750,000; and (c) amendment adopted on November 17, 1999 to increase the number of Shares reserved to 5,250,000.

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


maximum of 750,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

         4. ADMINISTRATION.

                  4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

                  (b)  prescribe,   amend  and  rescind  rules  and  regulations
         relating to this Plan;

                  (c) select persons to receive Awards;

                  (d) determine the form and terms of Awards;

                  (e) determine the number of Shares or other consideration subject to Awards;

                  (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                  (g) grant waivers of Plan or Award conditions;

                  (h) determine the vesting, exercisability and payment of Awards;

                  (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

                  (j) determine whether an Award has been earned; and

                  (k) make other determinations necessary or advisable for the administration of this Plan.

                  4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

                  4.3 Exchange Act Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


                  5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                  5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

                  5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                  5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

                  (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Ter-

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


         mination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

                  5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                  5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                  6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

                  6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

                  6.3 Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7. STOCK BONUSES.

                  7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

                  7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

                  7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

                  7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

         8. PAYMENT FOR SHARE PURCHASES.

                  8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


                  (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

                  (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash;

                  (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (f) by any combination of the foregoing.

                  8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9. WITHHOLDING TAXES.

                  9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                  9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


                  (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

                  (c)  all   elections   will  be  subject  to  the  consent  or
         disapproval of the Committee;

                  (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and
         (2)  either  (A)  the  election  to  use  stock   withholding  must  be
         irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

                  (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         10. PRIVILEGES OF STOCK OWNERSHIP.

                  10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

                  10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan (if requested by the Participant), and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award or Exercise Agreement), the higher of Participant's original Purchase Price or the Fair Market Value of such Shares on Participant's Termination Date; or (B) with respect to Shares that are not "Vested" (as defined in the Award or Exercise Agreement), at the Participant's original Purchase Price.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18. CORPORATE TRANSACTIONS.

                  18.1 Assumption or Replacement of Awards by Successor. In the event of:

                  (a) a dissolution or liquidation of the Company,

                  (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


         assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

                  (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own at least 90% of the issued and outstanding capital stock or other equity interests in the Company,

                  (d) the sale of all or substantially all of the assets of the Company; or

                  (e) any other  transaction  which  qualifies  as a  "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), then, subject to Section 18.3 below, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative and subject to Section 18.3 below, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

                  18.2 Termination of Awards. In the event of a transaction described in clauses (a) through (e) of Section 18.1 and provided that the successor corporation (if any) does not assume or substitute all outstanding Awards as provided above, such Awards will expire on (and if the Company has reserved to itself a right to repurchase shares issued upon exercise of Awards at the original purchase price of such shares, such right shall terminate upon) such event at such time and on such conditions as the Board shall determine upon twenty (20) days advance written notice to Participants holding outstanding Awards.

                  18.3 Acceleration of Vesting. In the event of a merger described in either clause (b) or (c) of Section 18.1 above, the sale of all or substantially all of the assets of the Company as a going concern in a single transaction or series of related transactions or the sale or transfer of a majority of the outstanding shares of the Company by the stockholders of the Company in a single transaction or a series of related transactions other than market transactions to unrelated purchasers (an "Acquisition") and:

                  (a) if the successor corporation, if any (the "Successor"), does not assume or substitute Awards as provided above in Section 18.1, then each outstanding Award granted on or after October 18, 1996 that is not totally "Vested" (as defined in the Award or Exercise Agreement) shall immediately accelerate and become exercisable as to the number of shares that is equal to (i) the number of shares then "Vested" at the closing of the Acquisition, plus (ii) the number of shares that would have "Vested" had the Award been held for the year after such closing. Awards granted before October 18, 1996 will excelerate and become exercisable in full. Such acceleration shall be under the terms described by the Board in the notice described in the last sentence of
         Section 18.2; or

                  (b) if the Successor assumes or substitutes Awards as provided above in Section 18.1, but any Participant's employment with the Successor or any Parent, Subsidiary of Affiliate of the Successor (as the definitions for such terms shall be revised to substitute the Successor for the Company) is terminated by the Successor, such Parent, Subsidiary or Affiliate without "cause" within one year after the Acquisition, then the outstanding Awards held by the terminated employee, as so substituted or assumed, and granted on or after October 18, 1996 shall provide that they will likewise immediately accelerate and become exercisable on the date of such termination such that they are exercisable for (i) the number of shares then "Vested" at the date of such termination, plus (ii) the number of shares that would have "Vested" had the Award been held for the year after such termination. Awards granted before October 18, 1996 will accelerate vesting and become exercisable in full upon such termination. For purposes hereof

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


         "cause" for termination of any Participant's employment will exist at any time after the happening of one or more of the following events:
         (i)  Participant's  conviction of a felony  involving moral  turpitude;
         (ii) any willful act or acts of dishonesty undertaken by the Participant and intended to result in substantial gain or personal enrichment of Participant, directly or indirectly, at the expense of the Successor, such Parent, Subsidiary or Affiliate; (iii) any willful act or misconduct which is materially and demonstrably injurious to the Successor, such Parent, Subsidiary or Affiliate; (iv) substantial and repeated neglect of Participant's responsibility, or malfeasance thereof, that remains uncured after thirty (30) days written notice of such neglect; or (v) the death or disability (within the meaning of Section 22(e)(3) of the Code) of the Participant.

                  18.4 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                  18.5 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"); provided, however, that if the Effective Date does not occur on or before December 31, 1996, this Plan will terminate as of December 31, 1996 having never become effective. This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

         20. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


         22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

"Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

"Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

"Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

"Company" means Worldtalk Communications Corporation, dba Worldtalk Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

"Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

"Disinterested Person" means a director who has not, during the period that person is a member of the Committee and for one year prior to commencing service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

                  (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


         national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"Outside Director" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company; (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director", as used in
Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Participant" means a person who receives an Award under this Plan.

"Plan" means this Worldtalk Corporation 1996 Equity Incentive Plan, as amended from time to time.

"Restricted Stock Award" means an award of Shares pursuant to Section 6.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

"Stock Bonus" means an award of Shares,  or cash in lieu of Shares,  pursuant to
Section 7.

"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The

                                                           Worldtalk Corporation
                                                      1996 Equity Incentive Plan


Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").


            ---------------------------------------------------------

                                                                      Appendix B


                      WORLDTALK COMMUNICATIONS CORPORATION
          PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - November 17, 1999

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WORLDTALK.

         The undersigned hereby appoints Paul Hilal and James Heisch or either of them as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock, par value $0.01 per share, of Worldtalk Communications Corporation, held of record by the undersigned on October 22, 1999, at our special meeting of stockholders to be held at our headquarters located at 5155 Old Ironsides Drive, Santa Clara, California on Wednesday, November 17, 1999, at 9:00 a.m. Pacific Standard Time, and at any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
        ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.


                  (Continued and to be signed on reverse side)

     The Board of Directors recommends that you vote FOR Proposal 1 and FOR Proposal 2.

1. Approval of an amendment to Worldtalk's 1996 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,500,000 shares, and to provide for an automatic increase in the shares reserved under the plan on July 1, 2000 and each anniversary thereafter, of 3% of the total shares outstanding as of the immediately preceding June 30, unless the board of directors determines prior to the increase to reduce or eliminate the increase in any particular year.

         [ ]    FOR              [ ]    AGAINST           [ ]    ABSTAIN

2. Approval of an amendment of the certificate of incorporation increasing the authorized number of shares of common stock from 25,000,000 to 50,000,000.

         [ ]    FOR              [ ]    AGAINST           [ ]    ABSTAIN


     Dated:_______________________, 1999


     Signature(s)______________________________________


         Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased stockholder should give their full title. Please date the proxy.